UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                             FORM 8K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): January 12,
                              2005


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


        New Jersey             1-3215         22-1024240

     (State or other        (Commission    (I.R.S. Employer
     jurisdiction           File Number)   Identification No.)
     of incorporation)


 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

          (Address of principal executive offices)  (zip code)


  Registrant's telephone number including area code: (732) 524-
                              0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))




Item 8.01. Other Events.

On January 12, 2005, Johnson & Johnson announced that
Christine A. Poon, Executive Committee Member and
Worldwide Chairman, Medicines & Nutritionals, has been appointed Vice Chairman of Johnson & Johnson. In addition, the Nominating & Corporate Governance Committee of the Board of Directors has nominated Ms. Poon for election to the Board at the Annual Meeting of Shareholders in April 2005. Ms. Poon will continue to have management responsibility for all pharmaceutical, consumer pharmaceutical, and nutritional businesses and report directly to Mr. Weldon.

Ms. Poon, age 52, was appointed Worldwide Chairman,
Medicines and Nutritionals, in 2003. Previously she served as Worldwide Chairman, Pharmaceuticals, a position she assumed in 2001. She joined Johnson & Johnson in November
2000 as Company Group Chairman, Pharmaceuticals, after a
15-year career with Bristol-Myers Squibb, a global pharmaceutical company, where she held numerous senior level management assignments. In her last position there she served as President of International Medicines.


                       SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              JOHNSON & JOHNSON




Date: January 18, 2005        By: /s/ Michael H. Ullmann
                              Michael H. Ullmann
                              Corporate Secretary